                              EATON VANCE INCOME
                                FUND OF BOSTON
------------------------------------------------------------------------------

EATON VANCE INCOME FUND OF BOSTON (THE "FUND") IS A MUTUAL FUND SEEKING AS ITS PRIMARY OBJECTIVE TO PROVIDE AS MUCH CURRENT INCOME AS POSSIBLE. IN SEEKING ITS INVESTMENT OBJECTIVE, THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS", THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT, THAN THOSE OF HIGHER-RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS AND INVEST FOR THE LONG TERM. SEE "THE FUND'S INVESTMENT OBJECTIVES" AND "INVESTMENT POLICIES AND RISKS".

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Fund's investment adviser is Eaton Vance Management (the "Investment Adviser") which is located at the same address.
------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                          PAGE                                                       PAGE
Shareholder and Fund Expenses ...........................    2  Reports to Shareholders ............................   11
The Fund's Financial Highlights .........................    3  The Lifetime Investing
The Fund's Investment Objectives ........................    4    Account/Distribution Options .....................   11
Investment Policies and Risks ...........................    4  The Eaton Vance Exchange Privilege .................   12
Organization of the  Fund ...............................    7  Eaton Vance Shareholder Services ...................   13
Management of the Fund ..................................    7  Distributions and Taxes ............................   14
Service Plan ............................................    8  Performance Information ............................   15
Valuing Fund Shares .....................................    8  Statement of Intention and Escrow Agreement ........   15
How to Buy Fund Shares ..................................    9  Appendix A .........................................   17
How to Redeem Fund Shares ...............................   10  Appendix B .........................................   19
-------------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                     3.75%

Sales Charges Imposed on Reinvested Distributions                                                  None

Exchange Fees                                                                                      None

        ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                                                           0.625%

Other Expenses (including Service Plan Fees of 0.118%)                                           0.465%
                                               -----                                             -----
    Total Operating Expenses                                                                     1.090%
                                                                                                 =====

  EXAMPLE                                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
  --------------------------------------------------------------------------------------------------------------------
An investor would pay the following maximum initial sales
charge and expenses on a $1,000 investment, assuming (a) 5%
annual return and (b) redemption at the end of each period:      $48           $71           $95           $165

NOTES:

The table and Example summarize the aggregate expenses of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of the Fund see "The Fund's Financial Highlights", "Management of the Fund", "Service Plan" and "How to Redeem Fund Shares".

If shares are purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares", "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services".



THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The financial highlights for each of the six years in the period ending September 30, 1991, presented here, were audited by other auditors whose report dated November 5, 1991, expressed an unqualified opinion on such financial highlights. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                       ------------------------------------------------------------------------------------------------------------
                         1995        1994       1993       1992      1991<F1>   1990<F1>   1989<F1>   1988<F1>   1987<F1>  1986<F1>
                        -------     -------    -------    -------    -------    -------    -------    -------    -------   -------

NET ASSET VALUE,
  beginning of year     $  7.90     $  8.40    $  8.33    $  7.56    $  6.89    $  9.16    $  9.39    $ 10.07    $ 10.01   $  9.30
                        -------     -------    -------    -------    -------    -------    -------    -------    -------   -------

INCOME FROM OPERATIONS:
 Net investment income  $  0.82     $  0.83    $  0.92    $  0.97    $  1.04    $  1.15    $  1.10    $  1.08    $  1.02   $  1.04
 Net realized and
  unrealized gain
  (loss) on
  investments              0.02       (0.47)      0.07       0.77       0.71      (2.26)     (0.22)     (0.25)      0.08      0.71
                        -------     -------    -------    -------    -------    -------    -------    -------    -------   -------
  Total income from
   operations           $  0.84     $  0.36    $  0.99    $  1.74    $  1.75    $ (1.11)   $  0.88    $  0.83    $  1.10   $  1.75
                        -------     -------    -------    -------    -------    -------    -------    -------    -------   -------

LESS DISTRIBUTIONS:
 From net investment
  income                $ (0.82)    $ (0.81)   $ (0.92)   $ (0.97)   $ (1.04)   $ (1.15)   $ (1.10)   $ (1.30)   $ (1.04)  $ (1.04)
 From paid-in capital     --          --         --         --         (0.04)     (0.01)     (0.01)     (0.21)     --         --

 In excess of net
  investment income<F3>   --          (0.05)     --         --         --         --         --         --         --         --
                        -------     -------    -------    -------    -------    -------    -------    -------    -------   -------

    Total
     distributions      $ (0.82)    $ (0.86)   $ (0.92)   $ (0.97)   $ (1.08)   $ (1.16)   $ (1.11)   $ (1.51)   $ (1.04)  $ (1.04)
                        -------     -------    -------    -------    -------    -------    -------    -------    -------   -------

NET ASSET VALUE, end
  of year               $  7.92     $  7.90    $  8.40    $  8.33    $  7.56    $  6.89    $  9.16    $  9.39    $ 10.07   $ 10.01
                        =======     =======    =======    =======    =======    =======    =======    =======    =======   =======

TOTAL RETURN<F2>         11.25%       4.25%     12.59%     24.25%     28.53%    (13.06%)     9.76%      9.35%     11.11%    19.26%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of
  year (000's omitted) $106,414    $103,482    $95,123    $85,778    $70,773    $65,588    $45,852    $44,492    $42,824   $38,336
 Ratio of net expenses
  to average daily net
  assets                  1.09%       1.04%      1.03%      1.08%      1.15%      1.05%      1.39%      1.31%      1.21%     1.16%
 Ratio of net
  investment income to
  average daily net
  assets                 10.50%       9.75%     11.01%     12.02%     15.36%     14.26%     11.54%     11.32%      9.84%    10.36%

PORTFOLIO TURNOVER          84%         70%       102%        90%        80%        67%        66%        61%        86%       74%
----------

<F1> Audited by previous auditors.
<F2> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

<F3> During the year ended September 30, 1993, the Fund adopted Statement of Position (SOP) 93-2: Determination,
     Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by
     Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

THE FUND'S INVESTMENT OBJECTIVES
------------------------------------------------------------------------------
THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE AS MUCH CURRENT INCOME AS POSSIBLE. In seeking this objective, the Fund currently invests a significant portion of its assets in high yield, high risk bonds -- i.e., those rated lower than investment grade and unrated obligations (commonly referred to as "junk bonds"). The Fund also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital, as secondary objectives.

The high yield, high risk bonds in which the Fund invests are considered predominently speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's objectives, which cannot be assured, is therefore much more dependent on the Investment Adviser's own credit analysis than is the case for higher quality bonds. Investors are urged to carefully consider the substantial risks of investing in a portfolio of high yield, high risk bonds before purchasing shares of the Fund.

INVESTMENT POLICIES AND RISKS
------------------------------------------------------------------------------
THE FUND SEEKS AS MUCH CURRENT INCOME AS POSSIBLE BY INVESTING PRIMARILY IN HIGH-YIELDING, HIGH RISK, FIXED-INCOME SECURITIES. During its last fiscal year the Fund invested a significant portion of its assets in high yield, high risk bonds which were rated lower than investment grade (i.e., bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") and lower than BBB by Standard & Poor's Ratings Group ("S&P")) or which were unrated bonds. For a description of the Moody's and S&P's ratings, see Appendix A to this Prospectus. These obligations are commonly referred to as "junk bonds", carry a high degree of risk and are considered speculative by the investment community. At September 30, 1995, the Fund had approximately 96.7% of its assets invested in such bonds. See Appendix B to this Prospectus for the asset composition information for the most recent fiscal year of the Fund.


A substantial portion of the Fund's assets consists of high yield, high risk corporate bonds issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions. These bonds are subject to substantially greater credit risks than some of the other fixed-income securities in which the Fund may invest. These credit risks include the possibility of default or the bankruptcy of the issuer. These bonds may also be less liquid than other fixed-income securities. During periods of deteriorating economic conditions and contraction in the credit markets, the ability of issuers of such bonds to service their debt, meet projected goals, or obtain additional financing may be impaired. Because the Fund seeks, in part, preservation of capital, the Investment Adviser is more likely to avoid or limit investment in securities with substantial credit risks than if high current income were the Fund's only objective. For more detailed information about the risks associated with investing in such securities, see "Risk Considerations" below.


The Fund may also invest a portion of its assets in debt securities that are not paying current income in anticipation of the receipt of possible future income or capital appreciation. Interest and/or principal payments thereon could be in arrears when such securities are acquired, and the issuer may be in bankruptcy or undergoing a debt restructuring or reorganization. Such securities may be unrated or the lowest rated obligations (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. The Fund may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. The Fund may also acquire other securities issued in exchange for such obligations or issued in connection with the debt restructuring or reorganization of the issuers, or where such acquisition, in the judgment of the Investment Adviser, may enhance the value of such obligations or would otherwise be consistent with the Fund's investment policies.

Although the Investment Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverages, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund's objectives depends more on the Investment Adviser's judgment and analytical abilities than would be the case if the Fund were investing primarily in securities in the higher rating categories.

The Fund's portfolio may be invested in a broad range of securities, including fixed-income and equity securities and short-term obligations. Investment in bonds may include those in both the higher categories of recognized rating services (such as Moody's Baa and S&P's BBB and above) and in the lower categories of such services (Moody's Ba and S&P's BB and below) and unrated bonds. Bonds in the lower rated or unrated categories involve much greater risk of principal and income, and involve greater volatility of price, than securities in the higher rated categories. The Fund may also invest in non-dividend paying common stocks and rights and warrants when the Investment Adviser believes they present opportunities for capital appreciation.

FIXED-INCOME OBLIGATIONS. The fixed-income securities in which the Fund may invest include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, and obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, any foreign government or any of their respective political subdivisions, agencies or instrumentalities. Debt securities may bear fixed, fixed and contingent, floating or variable rates of interest.


The Fund may also invest a portion of its assets in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Loan interests, which may take the form of participation interests in, assignments of or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions which have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary.

The Fund may invest up to 15% of net assets in illiquid securities, including securities legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.


INVESTMENT PRACTICES

DERIVATIVE INSTRUMENTS. The Fund may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to hedge against fluctuations in interest rates, securities prices or currency exchange rates, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities or currency. Options may be written to enhance income. The Fund's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Euro-dollar time deposits, and economic indices) or currencies; options on futures contracts; exchange-traded options on securities; indices or currencies; and forward contracts to purchase or sell currencies. All of the Fund's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Fund's initial investment in these instruments. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Fund.

The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's assets.

The Fund may write (sell) covered call and put options only with respect to up to 25% of its net assets. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. The Fund did not engage in such transactions during the fiscal year ended September 30, 1995, and there is no assurance that it will engage in such transactions in the future.

SHORT-TERM TRADING. Securities may be sold in anticipation of a market decline (a rise in interest rates) and later purchased, or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate and the expenses incurred in connection with such trading. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

RISK CONSIDERATIONS
Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in below investment grade debt obligations (commonly referred to as "junk bonds") before making an investment in the Fund. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund has placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase such securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the timing of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

While the Investment Adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession.

The net asset value of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities already held in the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Changes in the credit quality of issuers of debt obligations held in the Fund's portfolio will affect the principal value (and possibly the income earned) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The Fund will not dispose of a security solely because its rating is reduced below its rating at the time of purchase, although the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.

Interest and/or principal payments on securities in default could be in arrears when such securities are acquired, and the issuer may be in bankruptcy or undergoing a debt restructuring or reorganization. In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage assets securing the issuer's obligation on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. As at September 30, 1995, one of the obligations of the Fund was in default.

Certain securities held by the Fund may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The Fund may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.


Loan interests generally are not rated by any nationally recognized rating service and are, at present, not readily marketable and may be subject to contractual restrictions on resale. An investment in restricted securities may involve relative greater risk and cost to the Fund because of their illiquidity. Moreover, liquid Rule 144A securities may increase the level of Fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.


Fixed-income securities that the Fund may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Investing in foreign securities may represent a greater degree of risk than investing in domestic securities, because of the possibility of exchange rate fluctuations, less publicly-available financial and other information, more volatile and less liquid markets, less securities regulation, higher brokerage costs, imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

The Fund has adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote. While the Fund's investment objectives are not fundamental (i.e., changeable only if authorized by shareholder vote), the Fund's management believes that any material change of the investment objectives should be authorized by shareholder vote. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

ORGANIZATION OF THE FUND
------------------------------------------------------------------------------
THE FUND, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MARCH 27, 1989, AS AMENDED, IS A MUTUAL FUND -- AN OPEN-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY. Its predecessor, was organized as a Maryland corporation and commenced operation in 1971. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund has one class of shares of beneficial interest (no par value per share), an unlimited number of which may be issued. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

MANAGEMENT OF THE FUND
------------------------------------------------------------------------------
THE FUND ENGAGES EATON VANCE MANAGEMENT ("EATON VANCE") AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Fund, Eaton Vance manages the Fund's investments and affairs. Under its investment advisory agreement with the Fund, Eaton Vance receives a monthly advisory fee of 5/96 of 1% (equivalent to 5/8 of 1% annually) of average monthly net assets of the Fund. The Fund paid Eaton Vance advisory fees equivalent to 0.625% of the Fund's average daily net assets for the fiscal year ended September 30, 1995.


Eaton Vance also furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund is responsible for the payment of all expenses other than those expressly stated to be payable by Eaton Vance under the investment advisory agreement.

EATON VANCE OR ITS AFFILIATES ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, a wholly-owned subsidiary of Eaton Vance, acts as Principal Underwriter to the Fund.

Hooker Talcott, Jr. has acted as the portfolio manager since 1986 and Michael Weilheimer is the co-portfolio manager. Both are Vice Presidents of Eaton Vance.

Eaton Vance places the Fund's portfolio security transactions for execution with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Fund and at reasonably competitive commission rates. The Fund's investment advisory agreement provides that, subject to the foregoing, Eaton Vance may consider sales of shares of the Fund or of other investment companies sponsored by Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions.

SERVICE PLAN
------------------------------------------------------------------------------
In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Fund have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after May 22, 1989 and remaining outstanding for at least twelve months. The Plan replaced the Fund's distribution plan which originally became effective on May 22, 1989. For the fiscal year ended September 30, 1995, the Fund made service fee payments under the Plan equivalent to 0.118% of the Fund's average daily net assets for such year. The Plan is described further in the Statement of Additional Information.

VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Most debt securities are valued by an independent pricing service. See "Determination of Net Asset Value" in the Statement of Additional Information.

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various Employee Benefit Plans are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                                               SALES CHARGE          SALES CHARGE          DEALER COMMISSION
                                                               AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                                           OFFERING PRICE        AMOUNT INVESTED       OFFERING PRICE
  -------------------------------------------------------------------------------------------------------------------------------
  Less than $50,000                                            3.75%                 3.90%                 4.00%
  $50,000 but less than $100,000                               2.75                  2.83                  3.00
  $100,000 but less than $250,000                              2.25                  2.30                  2.50
  $250,000 but less than $500,000                              1.75                  1.78                  2.00
  $500,000 but less than $1,000,000                            1.25                  1.27                  1.50
  $1,000,000 or more                                           0.00<F1>              0.00<F1>              0.50

<F1> No sales charge is payable at the time of purchase on investments of $1  million or more. A contingent deferred sales charge
     ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase. Such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter.


No initial sales charge and no contingent deferred sales charge will be payable or imposed with respect to shares of the Fund purchased by retirement plans qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans"). In order to purchase shares without a sales charge, the plan sponsor of an Eligible Plan must notify the Transfer Agent of the Fund of its status as an Eligible Plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by EVD. The Fund's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Investment Adviser, in exchange for Fund shares at the applicable public offering price shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

            IN THE CASE OF BOOK ENTRY:
            Deliver through Depository Trust Co.
            Broker #2212
            Investors Bank & Trust Company
            For A/C Eaton Vance Income Fund of Boston

            IN THE CASE OF PHYSICAL DELIVERY:
            Investors Bank & Trust Company
            Attention: Eaton Vance Income Fund of Boston
            Physical Securities Processing Settlement Area
            89 South Street
            Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
-----------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner
(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.


If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. (Such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase). The CDSC will be retained by the Principal Underwriter. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the INCOME OPTION or CASH OPTION has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more that two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of Eaton Vance Income Fund of Boston may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.


REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST AT NET ASSET VALUE ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE), IN SHARES OF THE FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under the "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

-- Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

-- Individual Retirement Account Plans for individuals and their non-employed spouses; and

-- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. Substantially all of the investment income earned by the Fund, less its expenses, will be declared daily as a distribution to shareholders of record at the time of declaration. Such distributions whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Capital gains, if any, realized on sales of investments and on options and futures transactions will be offset by any capital loss carryovers and will be distributed at least once a year, usually in December. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Fund's Transfer Agent.

TAXES. For federal income tax purposes, a shareholder's proportionate share of distributions from the Fund's net investment income and net short-term capital gains and certain foreign exchange gains are taxable as ordinary income, whether received in cash or reinvested in additional shares. A small portion of distributions from net investment income may be eligible for the dividends received deduction for corporations. A shareholder's proportionate share of distributions from the Fund's net long-term capital gain is taxable as long-term capital gains whether received in cash or reinvested in additional shares, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Shareholders will receive annually one or more Forms 1099 to assist in reporting on their federal and state income tax returns the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.

AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/ depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes that the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time.

The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Fund's portfolio based on the market value of such obligations and from dividends from equity securities based on stated annual rates, exclusive of special or extra distributions (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.


The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.


STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------
TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order.

When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.


PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

                                                                    APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

SECURITIES IN WHICH THE FUND MAY INVEST WILL INCLUDE THOSE IN THE FOLLOWING
CATEGORIES:

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:
INVESTMENT GRADE

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

SECURITIES IN WHICH THE FUND MAY INVEST WILL INCLUDE THOSE IN THE FOLLOWING
CATEGORIES:

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a Standard & Poor's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because Standard & Poor's does not rate a particular type of obligation as a matter of policy.
                                   ********

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                    APPENDIX B

                      EATON VANCE INCOME FUND OF BOSTON

                        ASSET COMPOSITION INFORMATION
                   FOR FISCAL YEAR ENDED SEPTEMBER 30, 1995


                                                             PERCENT OF
                                                             NET ASSETS
                                                             ----------

  Common Stocks & Warrants .............................          1.0%

  Short-Term Obligations ...............................          2.3%

  Debt Securities -- Moody's Rating
      Ba ...............................................          8.9%
      B1 ...............................................         21.6%
      B2 ...............................................         26.3%
      B3 ...............................................         28.1%
      Caa ..............................................          8.1%
      Unrated ..........................................          3.7%
                                                                -----
      Total ............................................        100.0%

The chart above indicates the weighted average composition of the Fund's portfolio for the fiscal year ended September 30, 1995, with the debt securities rated by Moody's Investors Service, Inc. separated into the indicated categories. The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in the current and subsequent fiscal years.

For a description of Moody's Investors Service, Inc's. ratings of fixed-income securities, see Appendix A to this Prospectus.

EATON VANCE                                             [logo]
INCOME FUND                                              EATON VANCE
OF BOSTON                                                 MUTUAL FUNDS

PROSPECTUS
FEBRUARY 1, 1996


EATON VANCE
INCOME FUND
OF BOSTON
24 FEDERAL STREET
BOSTON, MA 02110
-----------------------------------------------------------------------------

INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, NY 10036


                                                                   IBP

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1996

                      EATON VANCE INCOME FUND OF BOSTON
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
------------------------------------------------------------------------------

TABLE OF CONTENTS                                                         Page
General Information and History ..................................           2
Investment Objectives and Policies ...............................           2
Investment Restrictions ..........................................           7
Officers and Trustees of the Fund ................................           8
Control Persons and Principal Holders of Securities ..............          10
Investment Adviser ...............................................          10
Custodian ........................................................          12
Services for Accumulation ........................................          12
Service for Withdrawal ...........................................          13
Portfolio Security Transactions ..................................          13
Determination of Net Asset Value .................................          15
Investment Performance ...........................................          15
Taxes ............................................................          17
Principal Underwriter ............................................          18
Service Plan .....................................................          19
Other Information ................................................          20
Independent Accountants ..........................................          21
Financial Statements .............................................          21
------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF EATON VANCE INCOME FUND OF BOSTON (THE "FUND") DATED FEBRUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                       GENERAL INFORMATION AND HISTORY
    Eaton Vance Income Fund of Boston (the "Fund") is a Massachusetts business trust established under a Declaration of Trust dated March 27, 1989, as amended and restated November 20, 1995. Its predecessor, Eaton Vance Income Fund of Boston, Inc., was organized as a Maryland corporation and commenced operation in 1971. References herein to the "Fund" include the Fund's predecessor, unless the context requires otherwise. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Investment Adviser"), a Massachusetts business trust. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC").

                      INVESTMENT OBJECTIVES AND POLICIES
    The Fund seeks to achieve its primary investment objective, as much current income as possible, by investing primarily in high-yielding, high risk, fixed-income securities. A substantial portion of the Fund's portfolio will generally consist of fixed-income securities and dividend paying stocks. However, the Fund may also, from time to time, invest in non-income producing bonds and obligations and in non-dividend paying stocks and rights and warrants when it believes there is a substantial opportunity for capital appreciation. Any realized gains from such capital appreciation provide an opportunity for increasing the Fund's investment in income producing securities. Bonds and preferred stocks will tend to be acquired for current income and reasonable stability of capital; convertible securities and common stocks will normally be acquired for their growth potential as well as their yield. The percentages of assets invested in fixed-income securities and the type of such securities held by the Fund will vary and may include a broad range of quality in rated and unrated debt securities, as described in the Prospectus. The Fund does not invest in companies for the primary purpose of acquiring control or management thereof.

    The Fund does not seek to realize short-term gains. However, it may dispose of fixed-income securities on a short term (less than six months) basis in order to take advantage of differentials in bond prices and yields or of fluctuations in interest rates consistent with its investment objective. Other securities may also be disposed of earlier than originally anticipated because of changes in business trends or developments, or other circumstances believed to render them vulnerable to price decline or otherwise undesirable for continued holding.

    See the information contained under the caption "Investment Policies and Risks" in the current Prospectus for a further description of the Fund's objective and investment policies.

OTHER FIXED-INCOME SECURITIES
    Included in the fixed-income securities in which the Fund may invest are preferred, preference and convertible stocks, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

    The Fund may purchase fixed-rate bonds which have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds the Fund obtains the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, the Fund will not assign any separate value to such right. The Fund may also purchase floating or variable rate obligations, which it would anticipate using as short-term investments pending longer term investment of its funds.

CONCENTRATION
    Although there is no current intention to do so, the Fund may invest up to 25% of its assets in securities of issuers in each of the electric, gas and telephone utility industries if, in the opinion of the Investment Adviser, the relative return available from such securities and the relative risk, marketability, quality or availability of securities of issuers in such industry justifies such an investment. The value of such investments may be affected to a greater degree by adverse developments in such industries. Industry-wide problems include the effects of fluctuating economic conditions, energy conservation practices, environmental regulations, high capital expenditures, construction delays due to pollution control and environmental considerations, uncertainties as to fuel availability and costs, increased competition in deregulated sectors of such industries and difficulties in obtaining timely and adequate rate relief from regulatory commissions. If applications for rate increases are not granted or are not acted upon promptly, the market prices of and interest or dividend payments on utility securities may be adversely affected.

LOAN INTERESTS
    A loan in which the Fund may acquire a loan interest (a "Loan Interest") is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

    The Investment Adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Eaton Vance also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants"). From time to time Eaton Vance and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire such interests from the Fund or may be Intermediate Participants with respect to loans in which the Fund owns interests. Such banks may also act as Agents for loans in which the Fund owns interests.

    In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

    Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

    The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. See Investment Restrictions (1) and (5) below. For purposes of these restrictions, the Fund generally will treat the borrower as the "issuer" of a Loan Interest held by the Fund. In the case of loan participations where the Agent or Intermediate Participant serves as financial intermediary between the Fund and the borrower, the Fund, in appropriate circumstances, will treat both the Agent or Intermediate Participant and the borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

FOREIGN INVESTMENTS
    Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS
    The Fund does not intend to enter into forward foreign currency exchange contracts to protect the value of its portfolio securities on a regular continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities held by the Fund or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund generally will not enter into a forward contract with a term of greater than one year.

    The Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

OPTIONS ON SECURITIES
    An options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

FUTURES CONTRACTS
    All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

    The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade.

    The Fund will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE FOR DERIVATIVE INSTRUMENTS
    Transactions using forward contracts, futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as porvided in (1) above. The Fund will comply with Securities and Exchange Commission ("SEC") guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, highgrade debt securities in a segragated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

LENDING PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee or all of a portion of the interest on investment of the collateral, if any. However, the Fund may pay lending fees to such borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans would be made only to organizations deemed by the Fund's management to be of good standing and when, in the judgment of the Fund's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The value of the securilties loaned will not exceed 30% of the Fund's total assets.


    Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.


INVESTMENT IN WARRANTS
    The Fund may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from calls in that warrants are issued by the same issuer as the security which may be purchased on their exercise, whereas calls may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES
    The Fund may invest in securities the disposition of which would be subject to legal restrictions. It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

PORTFOLIO TURNOVER
    The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either directly by increasing income or indirectly by enhancing the Fund's net asset value.


                           INVESTMENT RESTRICTIONS
    The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund.


    As a matter of fundamental policy, the Fund may not:

    (1) With respect to 75% of the total assets of the Fund, purchase any security if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. (The use of options and futures transactions and short sales may be deemed senior securities);

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 (restricted securities);

    (5) Purchase any security if such purchase, at the time thereof, would cause more than 25% of the Fund's total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (8) Make loans to any person except by (i) the acquisition of debt securities and making portfolio investments, (ii) entering into repurchase agreements or (iii) lending portfolio securities.

    The Fund has adopted the following nonfundamental investment policies which may be changed by the Trustees without the approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to
Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid; (b) invest more than 5% of its total assets (taken at current value) in the securities of issuers which, including their predecessors, have been in operation for less than three years; (c) purchase put or call options on securities if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options, would be so invested; (d) purchase warrants in excess of 5% of assets, of which 2% may be warrants which are not listed on the New York or American Stock Exchanges; (e) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (f) purchase or retain in its portfolio any securities issued by an issuer, any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or is a member, officer, director or trustee of an investment adviser of the Fund, if after the purchase the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (g) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    In order to permit the sale of shares of the Fund in certain states the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                      OFFICERS AND TRUSTEES OF THE FUND
    The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of Eaton Vance; Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Fund, Eaton Vance, BMR, EVC or EV as defined in the Investment Company Act of 1940 by virtue of their affiliation with any one or more of the Fund, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

KENNETH C. KNIGHT (69), Chairman of the Board of Trustees
Consultant; prior to 1989, Division Manager, The Whale Oil Corp. of New
  England (fuel oils and home heating). During the previous five years an officer of various predecessor fuel oil and home heating companies which were involved in takeovers.
Address: 588 Andover Street, Lowell, Massachusetts 01852

M. DOZIER GARDNER (62), President and Trustee*
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

ROBERT GLUCK (68), Trustee
Management Consultant
Address: 6742 Via Regina, Boca Raton, Florida 33433

SAMUEL L. HAYES III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration, Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

JEROME PRESTON, JR. (73), Trustee
Partner, Foley, Hoag & Eliot (law firm). A Trustee of University Hospital.
Address: One Post Office Square, Boston, Massachusetts 02110

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

HOOKER TALCOTT (53), Vice President
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (50), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various other investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL (38), Assistant Treasurer
Assistant Vice President of Eaton Vance and EV since January 17, 1992 and of
  BMR since August 11, 1992, employee of Eaton Vance since October 23, 1991. Audit Manager -- Financial Services Industry Practice, Deloitte & Touche (1987-1991). Officer of various investment companies managed by Eaton Vance or BMR. Ms. Campbell was elected Assistant Treasurer of the Fund on December 16, 1991.

JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Ms. Sanders was elected Assistant Treasurer and Assistant Secretary of the Fund on April 18, 1989.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Fund on April 18, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Mr. Woodbury was elected Assistant Secretary of the Fund on August 7, 1995.

    Messrs. Gluck, Knight and Thorndike are members of the Special Committee of the Board of Trustees of the Fund. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Investment Adviser's organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Fund or the Investment Adviser.

    Messrs. Dwight and Preston are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing with such accountants and the Treasurer of the Fund matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the fiscal year ended September 30, 1995, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees from the Fund and the funds in the Eaton Vance fund complex(1):

                                   AGGREGATE         TOTAL COMPENSATION
                                  COMPENSATION         FROM FUND AND
NAME                               FROM FUND            FUND COMPLEX
---                                 --------            -----------
Donald R. Dwight ...............    $ 1,106              $135,000(2)
Robert Gluck ...................      9,600                 9,600
Samuel L. Hayes, III ...........      1,021               150,000(3)
Kenneth C. Knight ..............     10,000                10,000
Jerome Preston Jr. .............      9,600                 9,600
Norton H. Reamer ...............      1,124               135,000
John L. Thorndike ..............      1,156               140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof. Messrs. Gluck, Knight and Preston serve only on the Board of Trustees of the Fund.
(2) Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.


    Trustees of the Eaton Vance fund complex (except Messrs. Gluck, Knight and Preston) that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by an Eaton Vance fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. The Fund is not a participant in the Plan. The Fund does not have a retirement plan for its Trustees.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As of October 31, 1995, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of that same date, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, was the record owner of approximately 9.0% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              INVESTMENT ADVISER
    The Fund engages Eaton Vance as its investment adviser pursuant to an Investment Advisory Agreement (the "Agreement") originally made on May 22, 1989 and re-executed on November 1, 1990. Eaton Vance or its affiliates acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion. Eaton Vance is a wholly-owned subsidiary of EVC, a publicly held holding company.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. It maintains a large staff of experienced fixed-income and equity investment professionals to service the needs of its clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Under the Investment Advisory Agreement, Eaton Vance receives a monthly advisory fee of 5/96 of 1% (equivalent to 5/8 of 1% annually) of average monthly net assets of the Fund. For the fiscal year ended September 30, 1995, the Fund paid Eaton Vance an advisory fee of $628,411. The Fund paid Eaton Vance an advisory fee of $645,516 for the fiscal year ended September 30, 1994 and $554,722 for the fiscal year ended September 30, 1993.

    As investment adviser to the Fund, Eaton Vance manages the Fund's investments and administers its affairs, subject to the supervision of the Board of Trustees of the Fund. Pursuant to the Investment Advisory Agreement, Eaton Vance furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and compensates all officers and Trustees of the Fund who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities.

    The Fund has agreed to pay all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, which expenses payable by the Fund include, without implied limitation, expenses of maintaining the Fund and continuing its existence, registration of the Fund under the Investment Company Act of 1940, commissions, fees and other expenses connected with the purchase or sale of securities, auditing, accounting and legal expenses, taxes and interest, governmental fees, expenses of issue, sale, repurchase and redemptions of shares, expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, expenses of reports to governmental officers and commissions, insurance expenses, association membership dues, fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset values), fees, expenses and disbursements of transfer agents, dividend disbursing agents and registrars for all services to the Fund, expenses for servicing shareholder accounts, any direct charges to shareholders approved by the Trustees of the Fund, compensation and expenses of Trustees of the Fund who are not members of the Eaton Vance organization, and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Trustees and officers with respect thereto.

    The Fund is responsible for all expenses for servicing shareholder accounts, and Eaton Vance performs on behalf of the Fund various functions which relate to the administration and servicing of existing shareholder accounts without being reimbursed by the Fund for its costs in connection therewith. It is possible that Eaton Vance may, in the future, request that the Trustees of the Fund take action to have the Fund reimburse Eaton Vance for its costs in performing these services. These services include functions which are primarily administrative and clerical in nature, and include such matters as handling communications from shareholders with respect to their accounts and the processing of liquidation and exchange requests received from dealers or shareholders with respect to such accounts. If any such request for reimbursement is made, the Trustees of the Fund intend to review the specific nature and costs of these services prior to approving any such reimbursement.

    The Investment Advisory Agreement with Eaton Vance remains in effect until February 28, 1996; it may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Fund or of Eaton Vance cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty days written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Eaton & Howard" or "Vance, Sanders" in their names. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purpose, holding or sale of any security.

    A commitment has been made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of October 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner and Otis, who are officers or Trustees of the Fund are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Murphy, O'Connor, Talcott and Woodbury and Ms. Campbell, and Ms. Sanders, are officers of the Fund, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Investment Advisory Agreement and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through financial service firms ("Authorized Firms").


    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B. V. I.) Limited, a registered investment adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily per share net asset value. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund and IBT under the Investment Company Act of 1940. During the fiscal year ended September 30, 1995, the Fund paid IBT $68,455 under these arrangements.


                          SERVICES FOR ACCUMULATION
    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Intended Quantity Investment--Statement of Intention. If it is anticipated that $50,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.


    Right of Accumulation--Cumulative Quantity Discount. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $30,000 in EV Traditional California Municipals Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 2.75% of the offering price (2.83% of the net amount invested) which is the rate applicable to single transactions of $50,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased
(i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her financial service firm ("Authorized Firm") must provide Eaton Vance Distributors, Inc. (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value plus the applicable sales charge) will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous because of the sales charge included in such purchases. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many broker-dealer firms. Eaton Vance uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with the broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance
of their investment responsibilities   ("Research Services") from broker-
dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services, include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Eaton Vance will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits available from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    During the Fund's fiscal year ended September 30, 1995, the Fund paid brokerage commissions of $625 on portfolio transactions and for the fiscal year ended September 30, 1994, the Fund paid no brokerage commissions. During the fiscal year ended September 30, 1993, the Fund paid brokerage commissions of $1,049 on portfolio transactions.

                       DETERMINATION OF NET ASSET VALUE
    For a description of how the Fund values its shares, see "Valuing Fund Shares" in the Fund's current prospectus. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Debt securities will normally be valued on the basis of market valuations furnished by an independent pricing service, which uses information such as transactions in bonds, quotations by bond dealers, market transactions in comparable securities, relationships between securities and yield to maturity. Debt securities for which such market valuations are unavailable or deemed not to represent market value by the Investment Adviser will be valued at fair value pursuant to procedures established by the Trustees. Equity securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed equity securities for which closing sale prices are not available and unlisted securities are valued at the mean between the latest bid and asked prices provided by dealers. Warrants will be valued at cost or market, unless the Investment Adviser believes fair value should be used. Short-term obligations maturing in 60 days or less are valued by amortized cost. Other assets will be valued at fair value pursuant to procedures established by the Trustees.



                            INVESTMENT PERFORMANCE
    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund's average annual total return for the ten year period ended September 30, 1995 was 10.74%.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. Yield calculations assume a maximum sales charge equal to 3.75% of the public offering price. Actual yield may be affected by variations in sales charges on investments. For the thirty-day period ended September 30, 1995 the yield of the Fund was 10.27%.


    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Fund's portfolio based on the market value of such obligations and from dividends from equity securities based on stated annual rates, exclusive of special or extra distributions, (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. The Fund's distribution rate (calculated on September 30, 1995 and based on the Fund's monthly distribution paid September 29, 1995) was 10.09%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 10.57%.


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the one-, five- and ten-year periods ended September 30, 1995.

                                                   VALUE OF A $1,000 INVESTMENT
                                                                             TOTAL RETURN                    TOTAL RETURN
                                                       VALUE OF          EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
    INVESTMENT        INVESTMENT      AMOUNT OF       INVESTMENT     ------------------------------  ------------------------------
     PERIOD              DATE         INVESTMENT<F1>   ON 9/30/95       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------        ----------      -----------      ----------       ----------      ----------      ----------      ----------
10 Years Ended 9/30/95  9/30/85        $962.74        $2,775.79         188.32%          11.16%         177.58%          10.74%
5 Years Ended 9/30/95   9/30/90        $962.29        $2,006.76         108.54%          15.80%         100.68%          14.92%
1 Year Ended 9/30/95    9/30/94        $962.24        $1,070.47          11.25%          11.25%           7.05%           7.05%
----------

<F1> Initial investment less the current maximum sales charge of 3.75%.

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, and various domestic securities indices, which may be used in advertisements and in information furnished to present or prospective shareholders. The performance of the Fund and/or the high yield bond market may also be compared to the performance of comparable securities (such as Treasury bonds) or comparable mutual funds or mutual fund averages prepared by independent sources (such as Lipper Analytical Services, Inc., CDA/ Wiesenberger and Morningstar, Inc.). Evaluations of the Fund's performance, comparative performance information, charts and/or other illustrations prepared by independent sources may also be used in advertisements and in information furnished to present or prospective shareholders.

    Information showing the effects of compounding interest (based on different investment amounts and hypothetical rates of return) may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-anually, quarterly or daily, e.g. $1,000 compounded annually at 9% will grow to $1,090 at the end of the first year and $1,188 at the end of the second year. The extra $8, which was earned on the $90 interest from the first year is the compound interest. $1,000 compounded annually at 9% grows to $2,367 at the end of 10 years and $5,604 at the end of 20 years. Other examples of compounding $1,000 annually are 7% grows to $1,967 at the end of 10 years and $3,870 at the end of 20 years. At 12% the $1,000 grows to $3,106 at the end of 10 years and $9,646 at the end of 20 years. All of these examples are for illustrative purposes only and are not meant to indicate performance of the Fund.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example: After 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze." Certain information presented in advertisements and other materials furnished by the Fund to present or prospective investors is for illustrative purposes only and is not intended to project future performance results.

                                    TAXES
    See "Distributions and Taxes" in the Fund's current Prospectus.

    The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax to the Fund. The Fund so qualified for its fiscal year ended September 30, 1995 (see Notes to the Financial Statements incorporated by reference in this Statement of Additional Information).

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided the Fund qualifies as a RIC for federal income tax purposes, the Fund is not liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will, except for certain currency-related positions, generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish the Fund's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. The Fund may have to limit its activities in options, futures contracts and forward contracts in order to maintain its qualification as a RIC.

    The Fund's investment in zero coupon and deferred interest securities, payment in kind securities and any other securities with original issue discount (or market discount, if an election is made to include earned market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

    Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net investment income, the excess of net short-term capital gains over net long-term capital losses and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of the excess of net long-term capital gains over net short-term capital losses (including any capital losses carried forward from prior years) are taxable to shareholders as long-term capital gains whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The portion of distributions made by the Fund which are derived from dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations. The dividends-received deduction for corporate shareholders is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares.

    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other shares of the Fund are purchased (whether through the reinvestment of distributions or otherwise) within 30 days before or after such disposition.

    The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. As it is not expected that more than 50% of the value of the total assets of the Fund at the close of any taxable year will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Fund. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Certain foreign exchange gains and losses realized by the Fund will be treated as ordinary income and losses. Certain uses of foreign currency or currency derivatives and investment by the Fund in the stock of certain "passive foreign investment companies" may be limited or a tax-deduction may be made, if available, in order to avoid imposition of a tax on the Fund.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from ordinary income and the excess of net short-term capital gain over net long-term capital loss unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that nonresident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through such plans should consult their tax advisers for more information. The deductibility of such contributions may be restricted or eliminated for particular shareholders.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to the special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER
    Shares of the Fund may be continuously purchased at the public offering price through certain Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus. Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the Investment Company Act of 1940, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Fund reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The distribution agreement is renewable annually by the Fund's Board of Trustees (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Fund), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The total sales charges for sale of shares of the Fund during the fiscal years ended September 30, 1995, 1994 and 1993, were $390,210, $456,053 and $396,885, respectively, of which $16,634, $71,474 and
$63,089, respectively, was received by the Principal Underwriter. For the fiscal years ended September 30, 1995, 1994 and 1993, Authorized Firms received $373,576, $384,579 and $333,796, respectively, from the total sales charges.


                                 SERVICE PLAN
    The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect through April 28, 1996 and from year to year thereafter, provided such continuance is approved by a vote of both of a majority of (i) those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Noninterested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Noninterested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Plan has been approved by the Board of Trustees of the Fund, including the Noninterested Trustees. The Plan amends and replaces the Fund's original distribution plan (which originally became effective on May 22, 1989 and which was approved by the Fund's shareholders).


    Under the Plan, the President or a Vice President of the Fund shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    During the fiscal year ended September 30, 1995, the Fund made service fee payments under the Plan aggregating $109,518, of which $73,781 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

                              OTHER INFORMATION
    Eaton Vance, pursuant to the Investment Advisory Agreement, controls the use of the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes. EVC may require the Fund to cease using such words in its name if EVC or Eaton Vance or any other subsidiary or affiliate of EVC ceases to act as investment manager of the Fund.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Fund's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Fund's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Fund, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Fund (or any series) or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trustees are also authorized to issue shares in one or more series or classes thereof. Currently, the Trustees have only authorized issuance of shares of the Fund. Nevertheless, the Trustees intend to submit to shareholders any proposal involving the merger of the Fund with an operating investment company unaffiliated with Eaton Vance. The Fund (or any series or class) may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Fund (or the appropriate series or class thereof) or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Fund (or series or class thereof), provided, however, that if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Fund (or series or class thereof) entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Fund (or series or class thereof) is not in the best interests of the Fund, (or such series or class) or of its respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Fund provide that no natural person shall serve as a Trustee of the Fund after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from that office either by declaration in writing filed with the custodian of the assets of the Fund or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the New York Stock Exchange (the "Exchange") is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), or during any emergency as determined by the Commission which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS
    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                             FINANCIAL STATEMENTS
    The financial statements of the Fund, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this Statement of Additional Information.

To Shareholders


Eaton Vance Income Fund of Boston had a total return of 11.3% for the year ended September 30, 1995. This was the result of a rise in net asset value per share to $7.92 on September 30, 1995, from $7.90 on September 30, 1994, and the reinvestment of $0.82 per share in income dividends. It does not include the effect of the Fund's 3.75% sales charge. For comparison, the Lehman Brothers High Yield Bond Index, an unmanaged index of corporate bonds, returned 15.2 % for the same period.

Based on the Fund's most recent dividend and a net asset value of $7.92, the Fund had a distribution rate of 10.5% at September 30.

THE HIGH YIELD MARKET CROSSES THE $300 BILLION THRESHOLD IN 1995...

New issuance has again been brisk in 1995, totalling about $20 billion through September. While that is somewhat lower than the pace of recent years, $35 billion in 1994 and $54 billion in 1993, it shows a continuing reliance by corporations on the high yield market for financing. By the end of September, the high yield market had crossed a major threshold, reaching $300 billion in market capitalization, according to Securities Data Corp. That figure demonstrates the rapid growth of a market that measured only $120 billion in 1986. Importantly, the new supply has been met by strong demand from investors.

WITH GROWTH HAS COME IMPROVED MARKET LIQUIDITY...

The growth of the high yield market has resulted in improved liquidity, an important investment criterion for investors. Quality, too, continues to improve. As one indication of that trend, net upgrades in the market totalled nearly $10 billion through September alone, according to a recent high yield market review by CS First Boston.

-------------------------------------------------------------------------------
[GRAPHIC OMITTED: pie chart:
 INCOME FUND OF BOSTON: RATINGS BREAKDOWN OF BOND HOLDINGS*
      Aaa            5.0%
      Ba             9.4%
      B1            12.8%
      B2            25.6%
      B3            40.9%
      Caa            5.4%
      Non-rated      0.9%
 * Moody's Investors Services ratings; percentages based on market value as of September 30, 1995.
          Source: Eaton Vance Management.]
-------------------------------------------------------------------------------

These trends should provide a favorable background for Eaton Vance Income Fund of Boston. In the following pages, portfolio manager Hooker Talcott reviews the past year and discusses the outlook for income-seeking investors in the high yield market.


[Photo of
M. Dozier Gardner]


Sincerely,

/s/ M. Dozier Gardner

    M. Dozier Gardner
    President
    November 20, 1995

Management Discussion


An interview with Hooker Talcott, Jr., Vice President and Portfolio Manager of Eaton Vance Income Fund of Boston.

Q.  HOOKER, HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE DURING THE YEAR?

A. Although the market has been somewhat difficult to negotiate, the Fund posted a good positive total return during the year, up 11.3%. However, the Treasury market certainly provided a volatile backdrop, and the Fund underperformed the Lehman Brothers High Yield Bond Index. The primary reason for the Fund's underperformance was our emphasis on lower-rated, higher-yielding bonds. These do not respond to the U.S. Treasury* market to the same degree that higher-rated bonds in the high yield universe do.

    Yield spreads - the difference in yields between bonds of varying quality - widened in the period, meaning that higher-yielding, B-rated bonds - the primary investment universe of the Portfolio - slightly underperformed their BB-rated counterparts. I think it's fair to say that, given the difficult terrain for the high yield market, the Fund fared satisfactorily in this period. It's important for shareholders to remember that the Fund tends to emphasize high current yields. Over the long-term, the compounding of those higher yields can have a significant and beneficial effect on long-term returns.

*High yield bonds carry a higher degree of investment risk, while the principal and interest of Treasury issues are guaranteed by the U.S. government. High yield bonds are considered speculative because they present greater risks of price volatility and default.

Q.  HOW HAVE YOU ALTERED THE PORTFOLIO?

A. I've continued the restructuring that I mentioned in our last report. Namely, decreasing the Portfolio's exposure to cyclical issues, while increasing our exposure to defensive issues. The current mix is approximately 65% defensive bonds and 35% cyclical bonds. A year ago, those percentages were roughly reversed.

----------------------------------

[Photo of Hooker Talcott, Jr.]

HOOKER TALCOTT, JR.

----------------------------------

Q.  WHAT GROUPS HAVE YOU BEEN BUYING?

A. I've focused on areas of the economy where cash flow and earnings are likely to remain strong, regardless of the direction of the economy. Those areas include consumer products, healthcare, cable and broadcasting.

    We've purchased companies such as Van de Kamp's, a food processing and packaging company, and American Safety Razor, a maker of shaving accessories. These makers of consumer staples are less dependent on a strong economy than are cyclical industries. Health care providers, such as Universal Healthcare, tend to maintain their growth rates even in a slowing economic climate. Elsewhere, we've retained an exposure to the cable and broadcasting segments. Cable television operators, like Marcus Cable, and broadcasters, such as Young Broadcasting, continue to enjoy good growth.

Q.  AND WHAT SECTORS HAVE YOU AVOIDED?

A. While the Federal Reserve has apparently managed to engineer a soft landing, the economy remains in a very delicate balance. At the retail level, consumers are nearing the upper reaches of their available credit limits, according to bank industry data. Since consumer spending accounts for around 60% of economic activity in the U.S., that's a cause for concern. We've therefore lightened up on autos, retailers, and apparel makers.

    In the manufacturing sector, inventories have crept higher in recent months. As Fed chairman Greenspan noted recently, that's a trend that bears watching because it may signal a slowdown in future manufacturing activity. Therefore, we've also reduced our holdings among the steels, metals, and heavy manufacturers. Moreover, the trends I've mentioned above suggest that the economic cycle is reaching a more mature stage.

Q. WE'VE DISCUSSED YOUR BUY DISCIPLINE IN PAST REPORTS. BUT WHAT DRIVES YOU TO SELL A BOND HOLDING?

A. At Eaton Vance, we follow a very credit-intensive approach. Through "bottom-up" research, we monitor companies very closely for any change in their creditworthiness. We search for signs of deteriorating fundamentals or changing economic conditions that might adversely affect the company's future cash flows or earnings prospects. Equally as important, we try to be alert to signs that a bond may have reached what we believe is its full price potential. In that event, we may elect to sell and redirect our investment into bonds that we believe represent better value.

Q.  COULD YOU GIVE A RECENT EXAMPLE?

A. Yes. The Portfolio recently sold an Inland Steel issue, which we had purchased in 1991 at a yield near 12%. As the manufacturing side of the economy recovered in the early 1990s, and demand rose both domestically and abroad, Inland's results improved significantly, and the bonds performed very well. We sold the issue recently at a yield of 8.5%, after significant price appreciation. At that level we felt the bonds were fully priced and chose to look for opportunities elsewhere.

Q.  HOOKER, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A. While the economy is clearly less robust than it was six months ago, the high yield market should continue to fare relatively well. Given the Fed's success in controlling inflation, we should see less volatility in interest rates generally. A slow-growth economy will continue to benefit some sectors of the economy. Meanwhile, yield spreads on 10-year B-rated bonds have widened to 500 basis points over 10-year Treasuries. Naturally, there are additional risks associated with high yield bonds, and past trends don't always guarantee future performance. But in my view, the high yield sector continues to offer unusual value and good opportunities for the income-oriented investor.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Income Fund of Boston (Including Sales Charge) and the Lehman Brothers High Yield Bond Index From September 30, 1985, thrugh September 30, 1995

                   ----------------------------------------------
                   AVERAGE ANNUAL        1        5          10
                      RETURNS          Year      Year       Year
                   ----------------------------------------------
                   With 3.75%
                   Max. Sales Charge   7.1%      14.9%      10.7%
                   ----------------------------------------------
                   Without 3.75%
                   Max. Sales Charge  11.3%      15.8%      11.2%
                   ----------------------------------------------


                   Label          A              B               C
      -------------------------------------------------------------
                 date        ifob - nav     ifob - off      hi yield
      -------------------------------------------------------------
         1       9/85+          10000           9627          10000
         2      10/85           10247           9865          10026
         3      11/85           10516          10124          10276
         4      12/85           10873          10467          10662
         5       1/86           10840          10436          10802
         6       2/86           11259          10839          11218
         7       3/86           11516          11087          11649
         8       4/86           11516          11087          11834
         9       5/86           11708          11272          11965
        10       6/86           11869          11426          12097
        11       7/86           11799          11359          11976
        12       8/86           12136          11684          12161
        13       9/86           11926          11482          12307
        14      10/86           12271          11814          12592
        15      11/86           12426          11963          12558
        16      12/86           12498          12032          12522
        17       1/87           13046          12560          13040
        18       2/87           13266          12772          13317
        19       3/87           13300          12805          13409
        20       4/87           12950          12468          12942
        21       5/87           12875          12395          13035
        22       6/87           13085          12598          13202
        23       7/87           13162          12672          13238
        24       8/87           13457          12956          13320
        25       9/87           13250          12757          12900
        26      10/87           12566          12098          12478
        27      11/87           12803          12326          12838
        28      12/87           12926          12444          13147
        29       1/88           13310          12814          13586
        30       2/88           13679          13170          14026
        31       3/88           13677          13168          13880
        32       4/88           13780          13266          13986
        33       5/88           13897          13379          14007
        34       6/88           14159          13631          14211
        35       7/88           14294          13761          14305
        36       8/88           14309          13776          14284
        37       9/88           14489          13950          14464
        38      10/88           14675          14128          14639
        39      11/88           14721          14172          14725
        40      12/88           14891          14336          14794
        41       1/89           15145          14581          15055
        42       2/89           15193          14627          15088
        43       3/89           15240          14672          14970
        44       4/89           15371          14798          15033
        45       5/89           15637          15055          15325
        46       6/89           15748          15161          15515
        47       7/89           15861          15270          15495
        48       8/89           15942          15348          15547
        49       9/89           15904          15311          15286
        50      10/89           15638          15055          14924
        51      11/89           15509          14931          14894
        52      12/89           15522          14943          14918
        53       1/90           15154          14589          14597
        54       2/90           14494          13954          14296
        55       3/90           14380          13844          14671
        56       4/90           14449          13911          14646
        57       5/90           14767          14216          14929
        58       6/90           15086          14524          15290
        59       7/90           15431          14856          15701
        60       8/90           14734          14185          14808
        61       9/90           13826          13311          13727
        62      10/90           13399          12900          13006
        63      11/90           13169          12678          13412
        64      12/90           13116          12627          13487
        65       1/91           13083          12596          13858
        66       2/91           13924          13405          15374
        67       3/91           14676          14129          16279
        68       4/91           15827          15237          16947
        69       5/91           15911          15318          16977
        70       6/91           16371          15761          17480
        71       7/91           17047          16412          18039
        72       8/91           17318          16673          18454
        73       9/91           17772          17109          18711
        74      10/91           18401          17716          19336
        75      11/91           18623          17929          19436
        76      12/91           18735          18036          19716
        77       1/92           19521          18793          20410
        78       2/92           19983          19238          20914
        79       3/92           20455          19692          21174
        80       4/92           20725          19952          21254
        81       5/92           20953          20173          21554
        82       6/92           21280          20487          21756
        83       7/92           21616          20810          22085
        84       8/92           21903          21087          22374
        85       9/92           22082          21259          22602
        86      10/92           21844          21030          22284
        87      11/92           21946          21128          22564
        88      12/92           22158          21333          22822
        89       1/93           22674          21829          23486
        90       2/93           23146          22284          23899
        91       3/93           23477          22602          24207
        92       4/93           23691          22808          24418
        93       5/93           24056          23160          24709
        94       6/93           24553          23638          25228
        95       7/93           24802          23878          25472
        96       8/93           24879          23952          25686
        97       9/93           24862          23935          25753
        98      10/93           25413          24466          26273
        99      11/93           25754          24794          26399
       100      12/93           26141          25167          26727
       101       1/94           26747          25750          27307
       102       2/94           26951          25947          27236
       103       3/94           26160          25185          26206
       104       4/94           25854          24890          26028
       105       5/94           25992          25023          26042
       106       6/94           26113          25140          26122
       107       7/94           26018          25049          26344
       108       8/94           25923          24957          26530
       109       9/94           25917          24952          26532
       110      10/94           25952          24985          26595
       111      11/94           25643          24687          26260
       112      12/94           25806          24844          26453
       113       1/95           26037          25067          26811
       114       2/95           26656          25663          27730
       115       3/95           26789          25791          28029
       116       4/95           27538          26512          28742
       117       5/95           28237          27185          29548
       118       6/95           28266          27212          29745
       119       7/95           28764          27692          30112
       120       8/95           28658          27590          30206
       121       9/95           28833          27758          30577

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced on 6/15/72.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment.

FUND PERFORMANCE
In accordance with Securities and Exchange Commission guidelines, we are including a performance chart that compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers High Yield Bond Index.

THE TOTAL RETURN FIGURES
The black solid line on the chart represents the Fund's performance, after deducting the Fund's 3.75% current maximum sales charge. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted line represents the performance of the Lehman Brothers High Yield Bond Index, a broad-based, widely recognized unmanaged index of high yield bonds. The Index's total return does not reflect any management, transaction or custody expenses, or commissions that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1995

--------------------------------------------------------------------------------
                       CORPORATE BONDS AND NOTES -- 94.5%
--------------------------------------------------------------------------------
                                                     FACE
SECURITY                                             AMOUNT       VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE/TRUCK -- 3.1%
Exide Corporation, Sr. Notes,
  10.75%, 12/15/02                                   $  500,000  $    532,500
JPS Automotive Prod. Corp., Sr. Notes,
  11.125%, 6/15/01                                    1,500,000     1,515,000
Key Plastics, Sr. Notes, 14%, 11/15/99                1,200,000     1,224,000
                                                                 ------------
                                                                 $  3,271,500
                                                                 ------------
BUILDING PRODUCTS -- 5.7%
American Standard, Sr. Notes,
  11.375%, 5/15/04                                   $  750,000  $    825,000
Building Materials Corp., Sr. Sub. Notes,
  11.75% (0% until 2000), 7/1/04                      1,850,000     1,147,000
Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00        1,500,000     1,462,500
Schuller International Group Inc., Sr. Notes,
  10.875%, 12/15/04                                     800,000       880,000
Southdown Inc., Sr. Sub. Notes.,
  14%, 10/15/01                                         750,000       828,750
Tarkett International, Sr. Sub. Notes,
  9%, 3/1/02                                            900,000       918,000
                                                                 ------------
                                                                 $  6,061,250
                                                                 ------------
CHEMICALS -- 7.4%
Agricultural Minerals & Chemicals, Sr. Notes,
  10.75%, 9/30/03                                    $1,000,000  $  1,047,500
GI Holdings, Sr. Discount Notes,
  11.125% (0% until 1995), 10/1/98                    1,300,000       942,500
NL Industries Inc., Sr. Sec. Notes,
  11.75%, 10/15/03                                    1,000,000     1,055,000
NL Industries Inc., Sr. Disc. Notes,
  13% (0% until 1998), 10/15/05                       1,250,000       925,000
Pioneer Americas Acq., Senior Notes,
  13.625%, 4/1/05+                                    1,500,000     1,537,500
Rexene Corp, Sr. Notes, 11.75%, 12/1/04                 700,000       750,750
Terra Industries Inc., Senior Notes,
  10.5%, 6/15/05                                        700,000       736,750
Uniroyal Chemical Corp., Sr. Sub.
  Notes, 11%, 5/01/03                                   800,000       818,000
                                                                 ------------
                                                                 $  7,813,000
                                                                 ------------
COMMUNICATIONS -- 11.3%
Australis Media LTD.,
  Sub. Disc. Notes,
  14% (0% until 2000), 5/13/03                       $1,700,000  $  1,020,000
Dial Call Communications Inc.,
  Sr. Red. Notes,
  12.25% (0% until 1998), 4/15/04                     1,800,000       949,500
Diamond Cable Communications Co.,
  Sr. Disc. Notes,
  13.25% (0% until 1999), 9/30/04                     1,600,000     1,064,000
Galaxy Telecom LP., Sr. Sub. Notes,
  12.375%, 10/01/05                                   1,000,000     1,000,000
Granite Broadcasting Corp., Sr. Sub.
  Notes, 10.375%, 5/15/05                             1,500,000     1,530,000
In-Flight Phone Corp., Sr. Disc. Notes,
  14% (0% until 1998), 5/15/02+                       1,500,000       615,000
IXC Communications Inc., Senior
  Notes, 13%, 10/1/05+                                  900,000       886,500
Marcus Cable Co., Sr. Disc. Notes,
  14.25% (0% until 2000), 12/15/05                    2,500,000     1,450,000
Marcus Cable Co., Senior Debs.,
  11.875%, 10/1/05                                      200,000       202,000
Pricellular Wireless Comm.,
  Sr. Sub. Disc. Nts.,
  12.25% (0% until 1998), 10/01/03                      800,000       568,000
United International Holdings Inc.,
  Sr. Sec. Disc. Notes, 0%, 11/15/99                  1,960,000     1,195,600
Videotron Holdings, Sr. Disc. Notes,
  11% (0% until 2000), 8/15/05                        2,600,000     1,501,500
                                                                 ------------
                                                                 $ 11,982,100
                                                                 ------------
ENERGY -- 6.0%
Gulf Canada Resources Ltd., Sr. Sub.
  Notes, 9.25%, 1/15/04                              $1,800,000  $  1,782,000
Midland Funding II, Subordinated Secured Lease
  Obligation, 11.75%, 7/23/05                         1,200,000     1,254,000
Mesa Capital Corp., Sec. Disc. Notes,
  12.75%, 6/30/98                                     1,200,000     1,107,000
Midland Cogeneration Venture, Sr. Sec. Lease
  Oblig., 10.33%, 7/23/02                               804,091       839,270
Trans Texas Gas Corp., Sr. Sec. Notes,
  11.5%, 6/15/02                                        850,000       890,375
Tuboscope Vetco, Sr. Sub. Debs.,
  10.75%, 4/15/03                                       500,000       510,000
                                                                 ------------
                                                                 $  6,382,645
                                                                 ------------
FOOD/RESTAURANTS/HOTELS -- 5.7%
American Restaurant Group Inc., Sr. Sec. Notes,
  12%, 9/15/98                                       $  700,000  $    514,500
BFI Acquisition Corp., Sr. Sub. Notes (Series A)
  12%, 12/1/01                                        1,500,000     1,050,000
Flagstar Corp., Sub. Debs., 10.75%, 9/15/01           2,150,000     2,021,000
Purina Mills, Sr. Sec. Sub. Notes, 10.25%, 9/1/03     1,050,000     1,076,250
Seven Up/RC Bottling Co., Sr. Sec. Notes,
  11.5%, 8/1/99*                                      1,200,000       516,000
Van De Kamps, Inc., Sr. Sub. Notes, 12%, 9/15/05+       850,000       862,750
                                                                 ------------
                                                                 $  6,040,500
                                                                 ------------
HEALTHCARE -- 4.8%
Dade International Inc., Sr. Sub. Notes,
  13%, 2/1/05                                        $1,200,000  $  1,284,000
Genesis Health Ventures, Sr. Sub. Notes,
  9.75%, 6/15/05                                        750,000       781,875
Ordna Health Corp., Sr. Sub. Notes,
  11.375%, 8/15/04                                    1,425,000     1,585,313
Universal Health Services Corp., Sr. Notes,
  8.75%, 8/15/05                                      1,500,000     1,487,640
                                                                 ------------
                                                                 $  5,138,828
                                                                 ------------

HIGH TECH -- 2.6%
Blue Bell Funding Inc., Sec. Ext. Notes,
  11.85%, 5/1/99                                     $  742,000  $    780,955
GS Technologies Corp., Sr. Notes, 12.25%, 10/1/05     1,000,000     1,012,500
Unisys Corp., Sr. Notes, 13.5%, 7/1/97                  900,000       974,250
                                                                 ------------
                                                                 $  2,767,705
                                                                 ------------
LEISURE -- 1.0%
Roadmaster Industries, Inc., Sr. Sub. Notes,
  11.75%, 7/15/02                                    $1,600,000  $  1,040,000
                                                                 ------------

METALS -- 6.4%
Acme Metals Inc., Sr. Notes, 12.5%, 8/1/02           $  650,000  $    643,500
Algoma Steel Corp., Sr. Secured Notes,
  12.375%, 7/15/05                                      500,000       457,500
Gulf States Steel, First Mtg. Notes, 13.5%, 4/15/03   1,000,000       960,000
Inland Steel Corp., First Mtg. Bonds, 12%, 12/1/98      750,000       817,500
Kaiser Aluminum, Sr. Sub. Notes, 12.75%, 2/1/03       1,000,000     1,082,500
Maxxam Group Inc., Sr. Sec. Notes, 11.25%, 8/1/03       700,000       684,250
Maxxam Group Inc., Sr. Sec. Disc. Notes,
  12.25% (0% until 1998), 8/1/03                        700,000       456,750
Republic Engineered Steels Inc., First Mtg.,
  9.875%, 12/15/01                                    1,000,000       932,500
Stelco Inc., SF Debentures, 13.5%, 10/1/00       CAD    272,380       203,740
Ucar Global Enterprises, Sr. Sub. Notes,
  12%, 1/15/05                                          525,000       585,375
                                                                 ------------
                                                                 $  6,823,615
                                                                 ------------
MANUFACTURING/MACHINERY -- 9.1%
Applied Extrusion Inc., Sr. Notes, 11.5%, 4/1/02     $  800,000  $    856,000
Day International Group, Inc., Sr. Sub. Notes,
  11.125%, 6/1/05+                                    1,000,000     1,037,500
Dictaphone Corp., Sr. Sub. Notes, 11.75%, 8/1/05      1,250,000     1,231,250
Graphic Controls Corp., Sr. Sub. Notes,
  12%, 9/15/05+                                         900,000       915,750
Monarch Acquisition Corp., Senior Notes,
  12.5%, 7/1/03+                                      1,200,000     1,230,000
Newflo Corp., Sub. Notes, 13.25%, 11/15/02            1,400,000     1,442,000
Plastic Specialties & Tech, Sr. Sec. Notes,
  11.25%, 12/1/03                                       500,000       457,500
Selmer Company, Inc., Sr. Sub. Notes, 11%, 5/15/05      900,000       873,000
Waters Corp., Sr. Sub. Notes, 12.75%, 9/30/04         1,500,000     1,627,500
                                                                 ------------
                                                                 $  9,670,500
                                                                 ------------
MISCELLANEOUS -- 4.8%
Alliance Entertainment Corp., Sr. Sub. Notes,
  11.25%, 7/15/05+                                   $  900,000  $    897,750
Alliant Tech Systems Inc., Sr. Sub. Notes,
  11.75%, 3/1/03                                      1,000,000     1,085,000
Corporate Express Inc., Sr. Sub. Notes,
  9.125%, 3/15/04                                     1,300,000     1,293,500
Imax Corp., Sr. Notes, 7%, 3/1/01                       600,000       567,000
Williamhouse-Regency of Del., Sr. Sub. Deb.,
  11.5%, 6/15/05                                      1,300,000     1,287,000
                                                                 ------------
                                                                 $  5,130,250
                                                                 ------------
PAPER/PACKAGING -- 9.6%
Container Corp., Sr. Notes (Ser. B), 10.75%, 5/1/02  $  600,000  $    631,500
Fort Howard Corp., Sr. Sec. Notes, 11%, 1/2/02          655,633       681,858
Gaylord Container Corp., Sr. Sub. Disc. Debs.,
  12.75% (0% until 1996), 5/15/05                       300,000       295,500
Owens Illinois Inc., Sr. Notes,
  9.95%, 10/15/04                                     1,000,000     1,027,500
Portola Packaging Corp., Senior Notes,
  10.75%, 10/1/05                                     1,000,000     1,011,250
Riverwood International, Sr. Sub. Notes,
  10.375%, 6/30/04                                    1,100,000     1,210,000
S.D. Warren Company Inc., Sr. Sub. Notes,
  12%, 12/15/04                                       1,000,000     1,105,000
Silgan Corp., Sr. Notes,
  13.25% (0% until 1996), 12/15/02                    1,000,000       935,000
Silgan Corp., Sr. Sub. Notes,
  11.75%, 6/15/02                                       500,000       527,500
Stone Container Corp., First Mtg. Notes,
  10.75%, 10/1/02                                       500,000       518,750
Stone Container Corp., Sr. Notes, 12.625%, 7/15/98      800,000       868,000
Tembec Finance Corp., Sr. Notes, 9.875%, 9/30/05        600,000       594,000
U.S. Can Company, Sr. Sub. Notes, 13.5%, 1/15/02        750,000       823,125
                                                                 ------------
                                                                 $ 10,228,983
                                                                 ------------
RECREATION -- 3.3%
Aztar Corp., Sr. Sub. Notes, 13.75%, 10/1/04         $1,000,000  $  1,076,250
Trump Holdings & Funding, Senior Notes,
  15.5%, 6/15/05                                        300,000       297,000
Trump Plaza Funding, First Mtg. Notes,
  10.875%, 6/15/01                                      900,000       824,625
Trump Taj Mahal, First Mtg. Bonds,
  11.35%, 11/15/99                                    1,524,215     1,352,741
                                                                 ------------
                                                                 $  3,550,616
                                                                 ------------
RETAILING -- 10.1%
Apparel Retailers Inc., Sr. Disc. Debs.,
  12.75% (0% until 1998), 8/15/05                    $1,400,000  $    854,000
Brunos, Inc., Sr. Sub. Notes, 10.5%, 8/1/05           1,425,000     1,382,250
Dominick's Finer Foods, Inc., Sr. Sub. Notes,
  10.875%, 5/1/05+                                    1,000,000     1,015,000
Duane Reade, G.P., Sr. Notes, 12%, 9/15/02            1,200,000     1,098,000
Levitz Furniture Corp., Sr. Sub. Notes,
  9.625%, 7/15/03                                       600,000       477,000
Pathmark Stores Inc., Jr. Sub., Disc. Notes,
  10.75% (0% until 1999), 11/1/03                     1,500,000       971,250
Purity Supreme, Sr. Sec. Notes, 11.75%, 8/1/99        1,200,000     1,311,000
Ralphs Grocery Company, Inc., Sr. Sub. Notes,
  13.75%, 6/15/05                                     1,500,000     1,582,500
Specialty Foods, Inc., Sr. Sub. Notes,
  13% (0% until 1999), 8/15/05                          500,000       265,000
Specialty Foods, Inc., Sr. Sub. Notes,
  10.25%, 8/15/01                                     1,000,000       952,500
Specialty Retailers, Inc., Sr. Sub. Notes, 11%,
  8/15/03                                              900,000       846,000
                                                                 ------------
                                                                 $ 10,754,500
                                                                 ------------
TEXTILES -- 3.0%
Dan River Inc., Sr. Sub. Notes, 10.125%, 12/15/03    $1,450,000  $  1,460,875
Westpoint Stevens, Sr. Sub. Debs., 9.375%, 12/15/05   1,800,000     1,750,500
                                                                 ------------
                                                                 $  3,211,375
                                                                 ------------
TRANSPORTATION -- 0.6%
Moran Transportation, 1st Mtg. Notes, 11.75%,
 7/15/04                                             $  700,000  $    654,500
                                                                 ------------
    TOTAL CORPORATE BONDS AND NOTES
      (identified cost, $98,695,496)                             $100,521,867
                                                                 ------------

--------------------------------------------------------------------------------
                            PREFERRED STOCKS -- 0.4%
--------------------------------------------------------------------------------
SD Warren Company 14% PFD Stock                      $   12,000  $    366,000
Terex Corp., 13% CV PFD+                                  8,000       104,000
                                                                 ------------
    TOTAL PREFERRED STOCKS
      (identified cost, $510,400)                                $    470,000
                                                                 ------------

--------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS AND RIGHTS -- 1.5%
--------------------------------------------------------------------------------
                                                SHARES/WARRANTS
--------------------------------------------------------------------------------
AUTO/TRUCK -- 0.7%
Bucyrus - Erie Company, Common*                          87,279  $    774,601
                                                                 ------------

CHEMICALS -- 0.1%
UCC Invt. Hldgs, Class A Common+*                         7,431  $     83,599
                                                                 ------------

COMMUNICATIONS -- 0.1%
Dial Call Communications, Wts.+*                          1,800  $        450
United International Hldg. Inc., Warrants+*               1,960        58,800
                                                                 ------------
                                                                 $     59,250
                                                                 ------------
ENERGY -- 0.0%
Empire Gas Corp., Wts.+*                                  1,380  $      1,380
                                                                 ------------

FOOD -- 0.0%
Servam Corp., Common*                                       884  $          0
Servam Corp., $2.00 Wts.
  Exp. 4/1/2001+*                                         7,864             0
Servam Corp., $4.50 Wts.
  Exp. 4/1/2001+*                                         1,768             0
Specialty Foods Acquisition, Common+*                    12,000        21,000
                                                                 ------------
                                                                 $     21,000
                                                                 ------------
INDUSTRIAL -- 0.0%
Thermadyne Holdings Corp., Common+*                         777  $     13,986
                                                                 ------------

MANUFACTURING -- 0.5%
Pullman Company, Common Stock+*                          43,702  $    349,615
Southdown Inc., Wts.+*                                    7,500        31,875
Terex Corporation, Rights,
  Exp. 8/1/96+*                                           2,700         1,350
Terex Corporation, Rights,
  Exp. 8/1/96+*                                             375           188
Terex Corporation, Rights,
  Exp. 7/1/97+*                                           1,790         1,343
Terex Corp., Wts.+*                                       8,000        76,000
Triangle Wire & Cable, Common Stock+*                    31,667        79,168
Triangle Wire and Cable, Wts.+*                           7,500             0
                                                                 ------------
                                                                 $    539,539
                                                                 ------------
METALS -- 0.0%
Gulf States Steel, Warrants+*                             1,000  $         50
                                                                 ------------

MISCELLANEOUS -- 0.0%
Australis Media, Warrants+*                               1,700  $          0
                                                                 ------------

PAPER/PACKAGING -- 0.1%
SD Warren Company, Warrants*                             12,000  $     72,000
                                                                 ------------

RETAILING -- 0.0%
Purity Supreme, Wts.,
  Exp. 8/1/1999+*                                         1,733  $      1,334
Waxman Industries Inc., Warrants+*                       14,000           700
                                                                 ------------
                                                                 $      2,034
                                                                 ------------
TOTAL COMMON STOCKS, WARRANTS AND RIGHTS
  (IDENTIFIED COST, $3,648,961)                                  $  1,567,439
                                                                 ------------

--------------------------------------------------------------------------------
                     SHORT-TERM OBLIGATION -- 5.0%
--------------------------------------------------------------------------------
                                                       FACE
SECURITY                                               AMOUNT    VALUE
--------------------------------------------------------------------------------
Melville Corp. 6.60%, 10/02/95,
  at amortized cost                                  $5,317,000  $  5,314,076
                                                                 ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $110,487,822)                            $107,873,382
    OTHER ASSETS, LESS LIABILITIES -- (1.4%)                       (1,459,411)
                                                                 ------------
NET ASSETS -- 100%                                               $106,413,971
                                                                 ============

*Non-income producing security.
+Restricted Security (Note 8).
CAD -- The principal amount of these securities is stated in Canadian
       Dollars, the currency in which the security is denominated.



    The accompanying notes are an integral part of the financial statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              September 30, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $110,487,822)                                               $107,873,382
  Cash                                                                 3,782
  Receivable for investments sold                                    436,841
  Receivable for Trust shares sold                                   283,824
  Interest and dividends receivable                                2,502,570
                                                                ------------
      Total assets                                              $111,100,399
LIABILITIES:
  Dividends payable                                 $  410,456
  Payable for investments purchased                  4,026,359
  Payable for Trust shares redeemed                    197,377
  Payable to affiliates --
    Trustees' fee                                        1,478
    Custodian fee                                        4,296
  Accrued expenses                                      46,462
                                                    ----------
      Total liabilities                                            4,686,428
                                                                ------------
NET ASSETS for 13,434,312 shares of beneficial
  interest outstanding                                          $106,413,971
                                                                ============
SOURCES OF NET ASSETS:
  Paid-in capital                                               $124,816,196
  Accumulated net realized loss on investment
    transactions (computed on the basis
    of identified cost)                                          (15,063,922)
  Unrealized depreciation of investments (computed
    on the basis of identified cost)                              (2,611,674)
  Accumulated distributions in excess of net
    investment income                                               (726,629)
                                                                ------------
      Total                                                     $106,413,971
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($106,413,971 / 13,434,312 shares of beneficial
  interest)                                                         $7.92
                                                                    =====
COMPUTATION OF OFFERING PRICE:
  (Offering price per share 100/96.25 of $7.92)                     $8.23
                                                                    =====
On sales of $50,000 or more, the offering price is reduced.

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                    For the Year Ended September 30, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest income                                               $11,650,298
  Expenses --
    Investment adviser fee (Note 4)                 $   628,411
    Compensation of Trustees not members of the
      Investment Adviser's organization                  34,783
    Service fees (Note 5)                               118,974
    Custodian fees (Note 4)                              68,455
    Transfer and dividend disbursing agent fees          85,714
    Printing and postage                                 55,271
    Legal and accounting services                        48,058
    Registration costs                                   23,605
    Miscellaneous                                        28,518
                                                    -----------
        Total expenses                                              1,091,789
                                                                  -----------
          Net investment income                                   $10,558,509
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investment transactions
    (identified cost basis) ($1,177 net loss for
    federal income tax purposes)                    $(2,502,141)
  Change in unrealized appreciation of investments    2,497,668
                                                    -----------
          Net realized and unrealized loss on
            investments                                                (4,473)
                                                                  -----------
            Net increase in net assets from
              operations                                          $10,554,036
                                                                  ===========

    The accompanying notes are an integral part of the financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                                  ----------------------------
                                                      1995           1994
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                         $ 10,558,509   $ 10,066,646
    Net realized gain (loss) on investment
      transactions                                  (2,502,141)       147,154
    Change in unrealized appreciation
      (depreciation) of investments                  2,497,668     (6,048,456)
                                                  ------------   ------------
      Net increase in net assets from operations  $ 10,554,036   $  4,165,344
                                                  ------------   ------------
  Distributions to shareholders --
    From net investment income                    $(10,503,271)  $(10,066,646)
    In excess of net investment income                 --            (563,437)
                                                  ------------   ------------
      Total distributions to shareholders         $(10,503,271)  $(10,630,083)
                                                  ------------   ------------
  Net increase from Trust share transactions
    (Note 2)                                      $  2,880,933   $ 14,824,209
                                                  ------------   ------------
      Net increase in net assets                  $  2,931,698   $  8,359,470
NET ASSETS:
  At beginning of year                             103,482,273     95,122,803
                                                  ------------   ------------
  At end of year (including distributions in
    excess of net investment income of
    $726,629 and $775,340 respectively)           $106,413,971   $103,482,273
                                                  ============   ============

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                                  YEAR ENDED SEPTEMBER 30,
                 --------------------------------------------------------------
                     1995          1994         1993         1992        1991
                 -----------   -----------   ----------   ----------  ---------
NET ASSET
 VALUE, beginning
 of year            $   7.90      $   8.40      $  8.33      $  7.56    $  6.89
                    --------      --------      -------      -------    -------
INCOME FROM
 OPERATIONS:
  Net investment
   income           $   0.82      $   0.83      $  0.92      $  0.97    $  1.04
  Net realized
   and unrealized
   gain (loss) on
   investments          0.02         (0.47)        0.07         0.77       0.71
                    --------      --------      -------      -------    -------
   Total income from
    operations      $   0.84      $   0.36      $  0.99      $  1.74    $  1.75
                    --------      --------      -------      -------    -------
LESS DISTRIBUTIONS:
  From net
   investment
   income           $  (0.82)     $  (0.81)     $ (0.92)     $ (0.97)   $ (1.04)
  From paid-in
   capital              --            --           --           --        (0.04)
  In excess of net
   investment income    --           (0.05)        --           --          --
                    --------      --------      -------      -------    -------
   Total
    distributions   $  (0.82)     $  (0.86)     $ (0.92)     $ (0.97)   $ (1.08)
                    --------      --------      -------      -------    -------
NET ASSET VALUE,
 end of year        $   7.92      $   7.90      $  8.40      $  8.33    $  7.56
                    ========      ========      =======      =======    =======
TOTAL RETURN (1)      11.25%         4.25%       12.59%       24.25%     28.53%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end
   of year (000's
   omitted)         $106,414      $103,482      $95,123      $85,778    $70,773
                    --------      --------      -------      -------     -------
  Ratio of net
   expenses to
   average daily
   net assets          1.09%         1.04%        1.03%        1.08%      1.15%
  Ratio of net
   investment
   income to
   average daily
   net assets         10.50%         9.75%       11.01%       12.02%     15.36%
PORTFOLIO TURNOVER       84%           70%         102%          90%        80%

-------------
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Eaton Vance Income Fund of Boston (the Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. FEDERAL TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1995, the Trust, for federal income tax purposes, had a capital loss carryover of $12,557,485 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on September 30, 1999 ($7,407,810), 2000 ($5,148,498) and 2003 ($1,177). Additionally, at September 30, 1995, net capital losses of $2,416,189 attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

D. DISTRIBUTIONS TO SHAREHOLDERS -- The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                YEAR ENDED                  YEAR ENDED
                            SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                         ------------------------    ------------------------
                          SHARES        AMOUNT        SHARES        AMOUNT
                         ---------    -----------    ---------    -----------
Sales                    2,247,830    $17,720,814    3,376,464    $28,296,646
Issued to shareholders
  electing to receive
  payment of
  distributions in
  Trust shares             748,929      5,876,531      743,312      6,186,563
Repurchases             (2,656,086)   (20,716,412)  (2,351,168)   (19,659,000)
                         ---------    -----------    ---------    -----------
    Net increase
     (decrease)            340,673    $ 2,880,933    1,768,608    $14,824,209
                         =========    ===========    =========    ===========
------------------------------------------------------------------------------

(3) PURCHASES AND SALES OF INVESTMENTS
The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $80,678,587 and $81,267,554, respectively.

------------------------------------------------------------------------------

(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% ( 5/8 of 1% annually) of the Trust's average monthly net assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Eaton Vance Distributors, Inc., a subsidiary of EVM and the Trust's principal underwriter, received approximately $16,600 as its portion of the sales charge on sales of Trust shares during the year ended September 30, 1995. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) SERVICE PLAN
The Trustees of the Trust on behalf of the Fund have adopted a Service Plan designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan provides that the Trust may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have implemented the Service plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Trust's average daily net assets for any fiscal year which is attributable to shares of the Trust sold on or after May 22, 1989 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. Pursuant to the Plan, the Trust made provisions of $118,974 under the Plan to the Principal Underwriter and Authorized Firms during the year ended September 30, 1995.

------------------------------------------------------------------------------

(6) LINE OF CREDIT
The Trust participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Trust solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the period.

------------------------------------------------------------------------------

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized depreciation/appreciation in value of the investments owned at September 30, 1995, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                $110,578,070
                                                              ============
Gross unrealized depreciation                                 $  5,844,613
Gross unrealized appreciation                                    3,139,925
                                                              ------------
    Net unrealized depreciation                               $  2,704,688
                                                              ============
------------------------------------------------------------------------------

(8) RESTRICTED SECURITIES
At September 30, 1995, the Trust owned the following securities (constituting 9.2% of net assets) which were restricted at such date. The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

DESCRIPTION                    DATES OF ACQUISITION       SHARES/FACE        COST          FAIR VALUE

CORPORATE BONDS AND NOTES
Alliance Entertainment,
  Sr. Sub. Notes,
  11.25%, 7/15/05                     7/18/95                900,000      $   905,375      $  897,750
Day International Corp.,
  Sr. Sub. Notes,
  11.125%, 6/1/05                     5/20/95              1,000,000        1,010,000       1,037,500
Dominick's Finer Foods,
  Sr. Sub Notes,
  10.875%, 5/1/05                     4/27/95              1,000,000        1,000,000       1,015,000
Graphic Controls, Sr. Sub.
  Notes, 12%, 9/15/05                 9/21/95                900,000          900,000         915,750
In-Flight Phone Corp., Sr.
  Disc. Notes, 0/14%, 5/15/02         4/28/95              1,500,000          997,260         615,000
IXC Communications Corp.,
  Sr. Notes, 13%, 10/1/05             9/25/95                900,000          875,250         886,500
Monarch Acquisition Corp.,
  Sr. Notes, 12.5%, 7/1/03            6/23/95              1,200,000        1,200,000       1,230,000
Pioneer Americas Acquisition,
  First Mtg. Notes,
  13.625%, 4/1/05               4/13, 7/13, 8/24/95        1,500,000        1,523,000       1,537,500
Van De Kamps, Inc., Sr.
  Sub. Notes, 12%, 9/19/05         9/14, 9/15/95             850,000          856,125         862,750

CORPORATE STOCKS, WARRANTS
  AND RIGHTS

Australis Media, Warrants             5/26/95                  1,700                0               0
Dial Call Communications,
  Warrants                           10/01/94                  1,800                0             450
Empire Gas Corp., Warrants            1/27/95                  1,380                0           1,380
Gulf States Steel, Warrants           8/23/95                  1,000                0              50
Pullman Co., Common Stock             2/22/95                 43,702        1,267,788         349,616
Purity Supreme, Warrants,
  Exp. 8/1/99                         7/29/92                  1,733                0           1,334
Servam Corp., $2.00 Warrants,
  Exp. 4/1/01                         8/28/91                  7,864                0               0
Servam Corp., $4.50 Warrants,
  Exp. 4/1/01                         8/28/91                  1,768                0               0
Southdown, Inc., Warrants            10/28/91                  7,500           22,500          31,875
Specialty Foods, Acquisition,
  Common Stock                        8/10/93                 12,000            8,722          21,000
Terex Corp., 13%, CV Preferred       12/15/93                  8,000          198,400         104,000
Terex Corp., Rights, Exp.
  8/1/96                              7/24/92                  2,700                0           1,350
Terex Corp., Rights,
  Exp. 8/1/96                 8/20/92-7/01/94-8/02/94            375                0             188
Terex Corp., Rights,
  Exp. 7/1/97                        11/07/94                  1,791                0           1,343
Terex Corp., Warrants                12/15/93                  8,000            1,600          76,000
Thermadyne Holdings Corp.,
  Common Stock                        5/17/94                    777           18,900          13,986
Triangle Wire & Cable,
  Common Stock                        5/02/94                 31,667          750,000          79,168
Triangle Wire & Cable,
  Warrants                           10/28/91                  7,500                0               0
UCC Holdings, Class A
  Common Stock                       12/05/89                  7,431            7,431          83,599
United International Hldg.
  Inc., Warrants                     11/16/94                  1,960           55,546          58,800
Waxman Industries, Inc.,
  Warrants                           10/01/91                 14,000           14,000             700
                                                                          -----------      ----------
                                                                          $11,611,897      $9,822,589
                                                                          ===========      ==========

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE INCOME FUND OF BOSTON:

    We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston, including the investment portfolio, as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

                             INVESTMENT MANAGEMENT


EATON VANCE         OFFICERS                  INDEPENDENT TRUSTEES
INCOME FUND         M. DOZIER GARDNER         KENNETH C. KNIGHT
OF BOSTON           President and Trustee     Consultant
24 Federal Street   HOOKER TALCOTT, JR.       DONALD R. DWIGHT
Boston, MA 02110    Vice President            President, Dwight Partners, Inc.
                    and Portfolio Manager     Chairman, Newspapers of
                    JAMES L. O'CONNOR         New England, Inc.
                    Treasurer                 ROBERT GLUCK
                    THOMAS OTIS               Management Consultant
                    Secretary                 SAMUEL L. HAYES, III
                                              Jacob H. Schiff Professor of
                                              Investment Banking,
                                              Harvard University
                                              Graduate School of
                                              Business Administration
                                              JEROME PRESTON, JR.
                                              Partner, Foley, Hoag & Eliot
                                              NORTON H. REAMER
                                              President and Director,
                                              United Asset Management
                                              Corporation
                                              JOHN L. THORNDIKE
                                              Director,
                                              Fiduciary Company Incorporated

ADMINISTRATOR OF
EATON VANCE
INCOME FUND OF BOSTON
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
Shalov & Wein
114 West 47th Street
New York, NY  10036

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA02109



This report must be preceded or
accompanied by a current prospectus
which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.



EATON VANCE
INCOME FUND OF BOSTON
24 FEDERAL STREET
BOSTON, MA 02110


                                                                         T-IBSRC


EATON VANCE
INCOME FUND
OF BOSTON


ANNUAL
SHAREHOLDER REPORT
SEPTEMBER 30, 1995

EATON VANCE                                             [logo]
INCOME FUND                                              EATON VANCE
OF BOSTON                                                 MUTUAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 1996


EATON VANCE
INCOME FUND
OF BOSTON
24 FEDERAL STREET
BOSTON, MA 02110
-----------------------------------------------------------------------------

INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, NY 10036


                                                                   IBSAI